POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Castlerigg Master Investments Ltd., whose signature appears below, constitutes and appoints each of Timothy O'Brien, Patrick T. Burke, Kenneth Glassman and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.



Dated: April 24, 2006


                               CASTLERIGG MASTER INVESTMENTS LTD.

                               By: Sandell Asset Management Corp.
                               As Investment Manager


                               By: /s/ THOMAS E. SANDELL
                                   ------------------------------
                                   Thomas E. Sandell
                                   Title: Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Sandell Asset Management Corp., whose signature appears below, constitutes and appoints each of Timothy O'Brien, Patrick T. Burke, Kenneth Glassman and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.



Dated: April 24, 2006

                               SANDELL ASSET MANAGEMENT CORP.


                               By: /s/ THOMAS E. SANDELL
                                   ------------------------------
                                   Thomas E. Sandell
                                   Title: Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Castlerigg International Limited, whose signature appears below, constitutes and appoints each of Timothy O'Brien, Patrick T. Burke, Kenneth Glassman and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.



Dated: April 24, 2006

                               CASTLERIGG INTERNATIONAL LIMITED

                               By: Sandell Asset Management Corp.
                               As Investment Manager


                               By: /s/ THOMAS E. SANDELL
                                   ------------------------------
                                   Thomas E. Sandell
                                   Title: Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Castlerigg International Holdings Limited, whose signature appears below, constitutes and appoints each of Timothy O'Brien, Patrick T. Burke, Kenneth Glassman and Richard A. Gashler as its attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and filing the same, with exhibits and appendices thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each said attorney-in-fact may do or cause to be done by virtue hereof.


Dated: April 24, 2006

                               CASTLERIGG INTERNATIONAL HOLDINGS LIMITED

                               By: Sandell Asset Management Corp.
                                   As Investment Manager


                               By: /s/ THOMAS E. SANDELL
                                   ------------------------------
                                   Thomas E. Sandell
                                   Title: Chief Executive Officer